Report of Independent Registered
Public Accounting Firm
The Board of Trustees and Shareholders
Legg Mason Partners Institutional
Trust:

In planning and performing our audit
of the financial statements of Western
Asset Institutional U.S. Treasury
Reserves(the "Fund"), a series of Legg
Mason Partners Institutional Trust, as
of and for the year ended August 31,
2017, in accordance with the standards
of the Public Company Accounting
Oversight Board (United States), we
considered the Fund's internal control
over financial reporting, including
controls over safeguarding securities,
as a basis for designing our auditing
procedures for the purpose of
expressing our opinion on the
financial statements and to comply
with the requirements of Form N-SAR,
but not for the purpose of expressing
an opinion on the effectiveness of the
Fund's internal control over financial
reporting. Accordingly, we express no
such opinion.
Management of the Fund is responsible
for establishing and maintaining
effective internal control over
financial reporting.  In fulfilling
this responsibility, estimates and
judgments by management are required
to assess the expected benefits and
related costs of controls. A fund's
internal control over financial
reporting is a process designed to
provide reasonable assurance regarding
the reliability of financial reporting
and the preparation of financial
statements for external purposes in
accordance with generally accepted
accounting principles.  A fund's
internal control over financial
reporting includes those policies and
procedures that (1) pertain to the
maintenance of records that, in
reasonable detail, accurately and
fairly reflect the transactions and
dispositions of the assets of the
fund; (2) provide reasonable assurance
that transactions are recorded as
necessary to permit preparation of
financial statements in accordance
with generally accepted accounting
principles, and that receipts and
expenditures of the fund are being
made only in accordance with
authorizations of management and
trustees of the fund; and (3) provide
reasonable assurance regarding
prevention or timely detection of
unauthorized acquisition, use, or
disposition of the fund's assets that
could have a material effect on the
financial statements.
Because of its inherent limitations,
internal control over financial
reporting may not prevent or detect
misstatements. Also, projections of
any evaluation of effectiveness to
future periods are subject to the risk
that controls may become inadequate
because of changes in conditions, or
that the degree of compliance with the
policies or procedures may
deteriorate.
A deficiency in internal control over
financial reporting exists when the
design or operation of a control does
not allow management or employees, in
the normal course of performing their
assigned functions, to prevent or
detect misstatements on a timely
basis. A material weakness is a
deficiency, or combination of
deficiencies, in internal control over
financial reporting, such that there
is a reasonable possibility that a
material misstatement of the Fund's
annual or interim financial statements
will not be prevented or detected on a
timely basis.
Our consideration of the Fund's
internal control over financial
reporting was for the limited purpose
described in the first paragraph and
would not necessarily disclose all
deficiencies in internal control that
might be material weaknesses under
standards established by the Public
Company Accounting Oversight Board
(United States).  However, we noted no
deficiencies in the Fund's internal
control over financial reporting and
its operation, including controls over
safeguarding securities that we
consider to be a material weakness as
defined above as of August 31, 2017.
This report is intended solely for the
information and use of management and
the Board of Trustees of Legg Mason
Partners Institutional Trust and the
Securities and Exchange Commission and
is not intended to be and should not
be used by anyone other than these
specified parties.

/s/KPMG LLP
New York, New York
October 17, 2017